Exhibit 23.2

                       Consent of Independent Auditors
















                                                                 Exhibit 23.2

                     CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1998 Stock Option Plan of CFS Bancorp, Inc. of our report dated March 3, 1999, with respect to the consolidated financial statements of CFS Bancorp, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

/s/Ernst & Young LLP
Chicago, Illinois
July 30, 1999